UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2007 (February 26, 2007)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-11852	62-1507028

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3310 West End Avenue, Suite 700, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)
(615) 269-8175

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Fourth Quarter Earnings Press Release
Ex-99.2 February 26, 2007 Supplemental Data Report for the three months ended December 31, 2006
Ex-99.3 An Overview of Medical Office and Outpatient Facilities
Ex-99.4 February 26, 2007 Press Release

Item 2.02 Results of Operations and Financial Condition
     On February 26, 2007, Healthcare Realty Trust issued a press release announcing its earnings for the fourth quarter ended December 31, 2006. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Item 7.01 Regulation FD Disclosure
     Healthcare Realty Trust is furnishing its Supplemental Data Report for the three months ended December 31, 2006, which is also contained on its website (www.healthcarerealty.com). Healthcare Realty Trust is also furnishing an informational report it recently produced on medical office and outpatient facilities. See Exhibit 99.2 and 99.3 to this Current Report on Form 8-K.
Item 8.01 Other Events
     On February 26, 2007, Healthcare Realty Trust issued a press release announcing its plan to sell its senior living portfolio. A copy of this press release is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits
99.1	Fourth quarter earnings press release, dated February 26, 2007.

99.2	Supplemental Data Report for the three months ended December 31, 2006.

99.3	An Overview of Medical Office and Outpatient Facilities within the Healthcare Real Estate Environment, dated February 2007.

99.4	Press release announcing plan to sell the Company’s senior living portfolio dated February 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHCARE REALTY TRUST INCORPORATED

By /s/ Scott W. Holmes

Scott W. Holmes

Senior Vice President

and Chief Financial Officer
Date: February 26, 2007